RESTORATION PLAN FOR EMPLOYEES
                            SHOWBOAT
                    EFFECTIVE APRIL 1, 1994

                       TABLE OF CONTENTS

ARTICLE I Definitions                                           1
1.01 Accounts                                                   1
1.02 Committee                                                  1
1.03 Company Account                                            1
1.04 Company Contributions                                      1
1.05 Compensation                                               l
1.06 Deferral Account                                           1
1.07 Earnings                                                   1
1.08 Employer                                                   l
1.09 Excess Compensation                                        1
1.10 Fixed Deferrals                                            1
1.11 Participant                                                2
1.12 Plan                                                       2
l.13 Plan Year                                                  2
1.14 Qualified Savings Plan                                     2
1.15 Recognizable Compensation                                  2
1.16 Statutory Limits                                           2
1.17 Variable Deferrals                                         2

ARTICLE II Eligibility for and Amount of Benefits               3
2.01 Purpose                                                    3
2.02 Eligibility                                                3
2.03 Application To Participate                                 3
2.04 Amount of Deferral                                         4
2.05 Amount of Company Contributions                            5
2.06 Earnings of Accounts                                       5
2.07 Vesting                                                    5
2.08 Fairness and Times Benefit Payments                        5
2.09 Plan Termination                                           5

ARTICLE III Miscellaneous                                       6
3.01 Amendment and Plan Termination                             6
3.02 Not an Employment Agreement                                6
3.03 No Obligation To Fund                                      6
3.04 Assignment of Benefits                                     6
3.05 Administration                                             6
3.06 Governing Low                                              7
3.07 Number and Gender                                          7

ARTICLE IV Change of Control                                    8

                           ARTICLE I
                          DEFINITIONS

Terms not specifically defined in this Plan shall have the same meaning as in the Qualified Savings Plan.

1.01 Accounts means accounts established and maintained by the committee for each Participant, which includes the Deferral Account and the Company Account. All Accounts established pursuant to this Plan are strictly hypothetical and are not backed by actual investments.

1.02 Committee means a committee with three (3) members appointed by the Board of Directors of Showboat.

1.03 Company Account means the account established and maintained by the Committee for each Participant that is to be credited with the amounts of Company Contributions that are allocated pursuant to Section 2.05 of this Plan, together with the Earnings credited thereon.

1.04 Company Contributions means Showboat matching contributions as defined in the Qualified Savings Plan.

1.05 Compensation means Compensation as defined in the  Qualified
     Savings Plan.

1.06 Deferral Account means the account established and maintained by the Committee for each Participant that is to be credited with the amounts of the Participant's Compensation that are deferred pursuant to this Plan ("Deferrals") together with the Earnings credited thereon.

1.07 Earnings means amounts credited to a Participants Accounts as investment growth. The tote of growth shall be determined by the actual growth of the Money Market Fund in the Qualified Savings Plan.

1.08 Employer means Showboat or any other Participating Company as defined in the Qualified Savings Plan and who, with the Board of Directors' consent, adopts and maintains this Plan.

1.09 Excess Compensation means Compensation in excess of the  Pay
     Cap.

1.10 Fixed Deferrals means amounts elected to be deferred in this Plan pursuant to Section 2.03 that cannot be varied by the Committee pursuant to Section 2.04 of this Plan.

1.11 Participant means any employee who (a) is eligible for benefits under the Qualified Savings Plan, (b) meets the eligibility requirements of Section 2.02 of this Plan, and (
     (c) elects to participate in this Plan.

1.12 Plan means the Restoration Plan for Employees of Showboat.

1.13 Plan  Year  means the Plan Year as defined in the  Qualified
     Saving Plan.

1.14 Qualified  Savings Plan means the Showboat 401(k) Retirement
     & Savings Plan.

1.15 Recognizable Compensation means Compensation not in excess of the Pay Cap.

1.16 Statutory Limits means the following:

          (a)    The  maximum  recognizable  compensation   under
          Internal Revenue Code (IRC) Section 401(a)(17)  --  the
          "Pay Cap."

          (b)  The maximum annual additions under IRC Section 415
          (c) -- the "415 Limit."

          (c)   The  exclusion  of  excess  deferrals  under  IRC
          Section 402(g)(1) -- the "Deferral Limit."

          (d) The limits on contributions for highly compensated employees under IRC Sections 40l(c)(3) (the "ADP Test") and 401(m)(2) (the "ACP Test").

1.17 Variable Deferrals means amounts elected to be deferred in this Plan pursuant to Section 2.03 that can be changed by action of the Committee pursuant to Section 2.04 of this Plan in response to estimates of the results of the ADP and/or ACP Tests for the Plan Year.

                           ARTICLE II
             ELIGIBILITY FOR AND AMOUNT OF BENEFITS

2.01 PURPOSE

     The purpose of this Plan is to restore to employees of the Employer the benefits they lose under the Qualified Savings
     Plan as a result of the Statutory Limits.

2.02 ELIGIBILITY

     Each Participant is eligible to receive a benefit under this Plan if:

          (a) His annual Compensation has exceeded the Pay Gap at any time during his employment or, in the sole discretion of the Committee, is expected to exceed the Pay Cap in the ensuing Plan Year; and

          (b) He has filed an application to participate in this Plan pursuant to Section 2.03; and

          (c) He has had a Deferral Account established pursuant to elections to defer Compensation under this Plan or has had a Company Account established pursuant to elections to participate in this Plan.

2.03 APPLICATION TO PARTICIPATE

     To be eligible to defer Compensation that is paid as part of a Participant's earnings during any Plan Year, an Eligible Employee must file a Written application with the Committee no later than the 15th day preceding the beginning of each Plan Year. The Committee shall notify each employee of his prospective eligibility to participate in the Plan at least 45 days prior to the beginning of each Plan Year. The Committee, in its sole discretion, may permit the filing of an application later than the 15th day preceding the beginning of each Plan Year (but in no event on or after the first day of the Plan Year) if it is determined that failure to file by such date was due to reasonable cause.

     The application for participation shall signify the Eligible Employee's acceptance of the terms of this Plan, the percentages (if any) of Recognizable Compensation and Excess Compensation he elects to defer in accordance with Section 2
     2.04 of this Plan, and his agreement to have Company Matching Contributions that would exceed the Statutory Limits directed to this Plan. In addition, the election shall indicate whether the deferral of Recognizable

     Compensation  shall  be  a  Fixed  Deferral  or  a  Variable
     Deferral. No deferral under this Plan shall be required in order to receive allocations of Company Contributions under this Plan.

     Notwithstanding the above, no further application shall be required from any Participant who elects to defer Compensation hereunder unless and until such Participant wishes to change the amounts to be deferred or his Participation in Company Contributions pursuant to the next paragraph.

     A Participant may elect, with fifteen (15) days' advance written notification to the Committee, to terminate his deferrals under this Plan, or to cease participation in Company Contributions. Such application will be effective only with respect to Compensation or Earnings in subsequent Plan Years. An application must be filed pursuant to this
     Section 2.03 in order to resume Participation in Deferrals or Company Contributions as of the first day of any later Plan Year.

2.04 AMOUNT OF DEFERRAL

     A Participant shall be permitted to defer the following amounts under this Plan:

          (a) Amounts that could have been contributed to the Qualified Savings Plan were it not for the Pay Cap;

          (b) Amounts that could have been contributed to the Qualified Savings Plan attributable to Recognizable Compensation were it not for lower Contribution Percentage Limits for highly compensated employees established by the Plan Administrator of the Qualified Savings Plan;

          (c) Amounts that could have been contributed to the Qualified Savings Plan were it not for the application of the Deferral Limit.

     In the event that the Committee and the Administrator of the Qualified Savings Plan determine that contributions in addition to those originally determined pursuant to sub paragraph (b) above will not cause failure of the ADP and/or ACP Tests, then the Committee may, in its sole discretion, direct that such additional contributions be made from Variable Deferrals elected pursuant to Section 2.03 of this Plan.

     If, in the sole discretion of the Committee and the Administrator of the Qualified Savings Plan, contribution percentages under the qualified Savings Plan must be further reduced in order to ensure passage of the ADP Test and/or the ACP Test, any reduced contribution attributable to Participants who have elected Variable Deferrals pursuant to
     Section 2.03 of this Plan shall automatically be deferred under this Plan. However, if it is determined after the end of the Plan Year that the ADP and/or ACP Tests would be failed, any and all corrective action will be taken by and in accordance with the rules of the Qualified Savings Plan and no additional amounts may be deferred under this Plan for that Plan Year.

     Amounts  withheld  from  a  Participants'  Compensation   as
     deferrals under this Plan shall be held in the general assets of the Employer.

2.05 AMOUNT OF COMPANY CONTRIBUTIONS

     Company Contributions shall be made in the amount of the Company Contributions that would have been made pursuant to the Qualified Savings Plan had all Deferrals been made to the Qualified Savings Plan and as if the Pay Cap, 415 Limit, and Deferral Limits did not exist, offset by the amount of Company Contributions actually allocated to the Qualified Savings Plan.

2.06 EARNINGS OF ACCOUNTS

     Earnings shall be credited to each Participant's Accounts as of the end of each calendar quarter on the balance(s) credited up to that time. Such Earnings shall be the amount that would have been earned had the Accounts, Deferrals, and Company Contributions been invested in the Money Market Fund of the Qualified Savings Plan.

2.07 VESTING

     A Participant shall always be fully vested in his Deferral Account. A Participant is fully vested in his Company Account upon death, total disability, or retirement or after completing five years of service as defined in the Qualified Savings Plan. There is no partial vesting in this Plan.

2.08 FORMS AND TIMES OF BENIFIT PAYMENTS

     All vested benefits under this Plan shall be paid in a lump sum as soon as administratively possible following the termination, death, total disability (as defined in the realified Savings Plan) or retirement of the Participant. No loans or hardship withdrawals or in-service distributions shall be permitted from this Plan.

2.09 PLAN TERMINATION

     No additional benefits will accrue under this Plan in the Event of the termination of the Qualified Savings Plan.

                          ARTICLE III
                         MISCELLANEOUS

3.01 AMENDMENT AND PLAN TERMINATION

     The Employer may, in its sole discretion, terminate, suspend, or amend this Plan at any time or from time to time, in whole or in part, but no amendment, suspension, or termination of the Plan shall, without the consent of a Participant, affect the Participant's right or the right of the surviving spouse or beneficiary to receive benefits in the amounts credited to Accounts prior to the termination, suspension, or amendment of this Plan.

3.02 NOT AN EMPLOYMENT AGREEMENT

     Nothing contained herein will confer on any Participant the right to be retained in the service of the Employer, nor does the interface with right of the Employer to discharge or otherwise deal with Participants without regard to the existence of this Plan.

3.03 NO OBLIGATIONS TO FUND

     This Plan shall not be construed to require the Employer to fund any of the benefits payable under this Plan nor to require the establishment of a trust. The Employer, in its sole discretion, may make such arrangement as it desires to provide for the payment of any benefits hereunder, and no person shall have any claim against a particular fund or asset owned by the Employer or in which it has an interest to secure the payment of the Employer's obligations hereunder.

3.04 ASSIGNMENT OF BENEFITS

     A Participant, retired Participant, surviving spouse, or beneficiary may not, either voluntarily or involuntarily, assign, anticipate, alienate, commute, pledge, or encumber any benefits to which he is or may become entitled under this Plan, nor may the same be subject to attachment or garnishment by any creditor's claim or to legal process.

3.05 ADMINISTRATION

     The Committee shall have full discretionary authority to determine eligibility and to construe and interpret the terms of this Plan, including the power to remedy possible ambiguities, inconsistencies, or omissions.

3.06 GOVERNING LAW

     This Plan shall be governed by the laws of the State of  New
     Jersey, except to the extent superseded by federal law.

3.07 NUMBER AND GENDER

     The singular, where appearing in this Plan, will be deemed to include the plural, unless the context clearly indicates the contrary, and the masculine, where appearing in this Plan, will be deemed to include the feminine.

                           ARTICLE IV
                       CHANGE OF CONTROL

In the event of a change of control, the vested amount of the company's matching portion will be paid to the participant immediately prior to the change in control. For purposes of this plan, a "Change of Control" of SBI shall be deemed to have occurred  at such time as (a) any "person" (as term  is  used  in
Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of SBI representing 25.0% or more of the combined voting power of SBI's outstanding securities ordinarily have the right to vote at the election of directors; or (b) individuals who constitute the Board of Directors of SBI on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of SBI serving under an Incumbent Board, shall be for purposes of this clause (b) considered as he or she were a member of the Incumbent Board or (c) merger, consolidation or sale of all or substantially all the assets of SBI occurs, unless such merger or consolidation shall have been affirmatively recommended to SBI's stockholders by a majority of the Incumbent Board; or (d) a proxy statement soliciting proxies from Stockholders of SBI by someone other than the current management of SBI seeking stockholder approval of a plan or reorganization, merger or consolidation of SBI, with one or more corporations as a result of which the outstanding shares of SBI's securities are actually exchanged for or converted into cash or property or securities not issued by SBI unless the reorganization, merger or consolidation shall have been affirmatively recommended to SBI's stockholders by a majority of the Incumbent Board.

      IN  WITNESS  WHEREOF,  this instrument  has  been  executed effective  April  1, 1994 as a supplement to the Showboat  401(k)
Retirement & Savings Plan.
                             10